UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 23, 2003
                Date of report (Date of Earliest Event Reported)


                              CALLAWAY GOLF COMPANY
             (Exact Name of Registrant as Specified in its Charter)


     DELAWARE                       1-10962                       95-3797580
(State or Other Jurisdiction     (Commission                  (I.R.S. Employer
     of Incorporation)           File Number)                Identification No.)



                              2180 Rutherford Road
                             Carlsbad, CA 92008-7328
                    (Address of Principal Executive Offices)

                                 (760) 931-1771
              (Registrant's Telephone Number, Including Area Code)




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ITEM 7.      EXHIBITS.

             (c)     Exhibits:

             The following exhibits are filed with this report on Form 8-K:

             Exhibit No.      Description
             -----------      -----------

                  99.1 Press release, dated April 23, 2003, captioned "Callaway Golf Exceeds Estimates With First Quarter Results; Estimates For The Year Remain Unchanged."


ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.*

             The following information and the exhibit relating thereto are furnished pursuant to Item 9 and Item 12 of this Current Report on Form 8-K.

             On April 23, 2003, Callaway Golf Company issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

*The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.



                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 23, 2003                         CALLAWAY GOLF COMPANY



                                              By: /S/ BRADLEY J. HOLIDAY
                                                  -----------------------
                                                     Bradley J. Holiday
                                                     Executive Vice President
                                                     and Chief Financial Officer


                                       2
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                                  Exhibit Index

99.1 Press release, dated April 23, 2003, captioned "Callaway Golf Exceeds Estimates With First Quarter Results; Estimates For The Year Remain Unchanged."



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